UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36594 (Commission File Number)	20-0141677 (IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200
Orlando, Florida 32801
(Address of Principal Executive Offices) (Zip Code)

(407) 317-6950
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Xenia Hotels & Resorts, Inc. (the “Company”) was held on June 4, 2015. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.
The Company’s stockholders elected each of the following directors to serve until the Company’s 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualify by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey H. Donahue	30,908,205	495,621	52,008,432
John H. Alschuler	30,908,380	495,446	52,008,432
Keith E. Bass	30,916,757	487,069	52,008,432
Thomas M. Gartland	30,913,458	490,368	52,008,432
Beverly K. Goulet	30,918,105	485,721	52,008,432
Mary E. McCormick	30,928,030	475,796	52,008,432
Dennis D. Oklak	30,909,798	494,028	52,008,432
Marcel Verbaas	30,905,714	498,112	52,008,432

2.	The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2015 by the following votes:

FOR	AGAINST	ABSTAIN
82,579,508	423,985	408,765

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: June 4, 2015	By:	/s/ TAYLOR KESSEL
	Name:	Taylor Kessel
	Title:	Vice President - Corporate Counsel and Secretary

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